    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 2002
                                                              FILE NO. 2-96484
                                                              FILE NO. 811-4258
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM N-1A
            ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
                           PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                         POST-EFFECTIVE AMENDMENT NO. 19                    [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     [X]
                                AMENDMENT NO. 19                            [X]

                              ---------------------

                        VALUE LINE CONVERTIBLE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891
               (Address of Principal Executive Offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500

                                DAVID T. HENIGSON
                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891
                     (Name and Address of Agent for Service)

                                    COPY TO:
                               PETER D. LOWENSTEIN
                         TWO SOUND VIEW DRIVE, SUITE 100
                               GREENWICH, CT 06830

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)
       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

       [X] ON SEPTEMBER 3, 2002 PURSUANT TO PARAGRAPH (B)

       [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
       [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

================================================================================

                        Value Line Convertible Fund, Inc.

            --------------------------------------------------------
                                   PROSPECTUS
                                SEPTEMBER 3, 2002
            --------------------------------------------------------

[VALUE LINE GRAPHIC OMITTED]






                                                                        #522841



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

  TABLE OF CONTENTS


                     Fund Summary

                     What is the Fund's goal? Page 2

                     What are the Fund's main investment strategies? Page 2

                     What are the main risks of investing in the Fund? Page 2

                     How has the Fund performed? Page 4

                     What are the Fund's fees and expenses? Page 5


How We Manage the Fund

Our principal investment strategies Page 7
The principal risks of investing in the Fund Page 10



                                Who Manages the Fund

                                Investment Adviser Page 12

                                Management fees Page 12

                                Portfolio management Page 12



          About Your Account

          How to buy shares Page 13

          How to sell shares Page 16

          Special services Page 18

          Dividends, distributions and taxes Page 18



                                   Financial Highlights

                                   Financial Highlights Page 20

  FUND SUMMARY


WHAT IS THE FUND'S GOAL?

                  The Fund's investment objective is to seek high current income together with capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will succeed.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

                  To achieve the Fund's goal, we invest, under normal conditions, at least 80% of the Fund's net assets in "convertible securities"--that is bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock. These may include Rule 144A securities and lower rated, high yielding bonds (known as "junk bonds").


                  In selecting securities for purchase or sale, we may rely on the Value Line Ranking System for convertible securities. The return provided by a convertible security depends largely on the performance of the common stock for which it can be exchanged. Thus, Value Line's evaluation of the convertible security begins with its ranking of the underlying common stock, using the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System. The rank for the common stock is then combined with the Adviser's evaluation of the convertible security. The Fund will usually invest in convertible securities ranked 1, 2 or 3 by the Value Line Ranking System. The Fund's portfolio will be actively traded.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

                  Convertible securities are often lower-quality debt securities and have less potential for gain or loss than common stock. High-yielding, lower rated securities (junk bonds) have certain speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and lack of liquidity and risk of loss of income and principal, than is the case with lower yielding, higher rated securities.

                  One of the risks that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as changes in interest rates, declines in consumer confidence or poor earnings reports. Market risk may affect a single issuer, industry, or sector of the economy or the market as a whole. There is also the risk that any of the Fund's holdings could have its credit rating downgraded or the issuer could default, or there could be a sharp rise in interest rates causing the value of certain of the Fund's securities to fall.

                  The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected by changes in stock prices which tend to fluctuate more than bond prices and by changes in interest rates.


                  The Fund may have a high portfolio turnover rate which may negatively affect the Fund's performance.


                  Because the Fund may use the Value Line Ranking System, there is the risk that securities not covered by the Ranking System or lower rated securities will appreciate to a greater extent than those securities in the Fund's portfolio.


                  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 10.

  HOW HAS THE FUND PERFORMED?


                  This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500 (Registered Trademark) Index, which is a broad based market index. You should remember that unlike the Fund, the index is unmanaged and does not include the costs of buying, selling, and holding the securities. All returns reflect reinvested dividends. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.


                  TOTAL RETURNS (BEFORE TAXES) AS OF 12/31 EACH YEAR (%)



[GRAPHIC OMITTED]


13.83     14.83     -5.28     22.75     20.20     17.03     0.54     33.39     -7.50     -6.73

1992      1993      1994      1995      1996      1997      1998     1999      2000      2001

BEST QUARTER:   Q4 1999   +24.40%
WORST QUARTER:  Q3 1998   (11.78%)



As of June 30, 2002, the Fund had a year-to-date total return of -5.90%.



       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001(%)



                                                   1 YEAR        5 YEARS       10 YEARS
------------------------------------------------   ---------     ---------     ----------
  VALUE LINE CONVERTIBLE FUND
------------------------------------------------   ---------     ---------     ----------
  Return before taxes                                -6.73%       6.24%         9.47%
------------------------------------------------   ---------     ---------     ----------
  Return after taxes on distributions                -8.49%       2.74%         5.72%
------------------------------------------------   ---------     ---------     ----------
  Return after taxes on distributions and sale       -3.73%       3.42%         5.97%
  of Fund shares
------------------------------------------------   ---------     ---------     ----------
  S&P 500 (REFLECTS NO DEDUCTION FOR                -11.88%      10.70%        12.94%
  FEES, EXPENSES OR TAXES)
------------------------------------------------   ---------     ---------     ----------

                  After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period.

                  After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns reflect past tax effects and are not predictive of future tax effects.

                  Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.



WHAT ARE THE FUND'S FEES AND EXPENSES?

                  These tables describe the fees and expenses you pay in connection with an investment in the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-------------------------------------------------------------------    -----
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A                 NONE
PERCENTAGE OF OFFERING PRICE
--------------------------------------------------------------------   -----
MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF               NONE
ORIGINAL PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------------------   -----
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS           NONE
--------------------------------------------------------------------   -----
REDEMPTION FEE                                                         NONE
--------------------------------------------------------------------   -----
EXCHANGE FEE                                                           NONE
--------------------------------------------------------------------   -----


                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS
                  ---------------------------------------------------------------------------------
                  MANAGEMENT FEES                                                      0.75%
                  ---------------------------------------------------------------------------------
                  DISTRIBUTION AND SERVICE (12B-1) FEES*                               0.25%
                  ---------------------------------------------------------------------------------
                  OTHER EXPENSES                                                       0.31%
                  ---------------------------------------------------------------------------------
                  TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.31%
                  ---------------------------------------------------------------------------------



                  * Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.



EXAMPLE
                  This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:



                                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  -------------------------------------------------------------------------------
                  VALUE LINE CONVERTIBLE FUND        $133       $415        $718        $1,579
                  -------------------------------------------------------------------------------

   HOW WE MANAGE THE FUND


OUR PRINCIPAL INVESTMENT STRATEGIES

                  Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund's objective.


                  Under normal conditions, the Fund will invest at least 80% of its net assets in convertible securities. The balance of the Fund's portfolio may include non-convertible debt or equity securities, U.S. government securities, warrants, repurchase agreements or other money market instruments. Securities received upon conversion or exercise of warrants and securities remaining upon the breakup of units or detachments of warrants may also be retained in the Fund's portfolio to permit orderly disposition or for federal income tax purposes. The Fund is not required to sell securities for the purpose of assuring that 80% of its assets are invested in convertible securities.


                  Convertible securities are often lower-quality debt securities and have less potential for gain or loss than common stock. The Fund may invest in high yielding, lower rated bonds known as "junk bonds". These are rated below investment grade by independent rating agencies or are not rated but which the Adviser considers to be of comparable credit.


                  In selecting securities for purchase or sale, the Adviser may rely on the Value Line Ranking System for convertible securities which has evolved over many years of research. The return provided by a convertible security depends largely on the performance of the common stock for which it can be exchanged. Thus, the Value Line Ranking System's evaluation of the convertible begins with its ranking of the underlying common stock, using the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System.


                  The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the latest reported earnings deviated from estimated earnings, among other factors. The Timeliness Rankings are published weekly in the Standard Edition of The Value Line

                  Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations.

                  There are only a few stocks of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the rankings compare the Adviser's estimate of the probable market performance of each stock during the coming six to twelve months relative to all 1,700 stocks under review. The Rankings are updated weekly to reflect the most recent information.

                  The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed by the Adviser in managing private accounts since 1981, and in managing the Value Line Emerging Opportunities Fund, Inc. since 1993.


                  The Performance Ranking System evaluates the approximately 1,800 stocks in the Small and Mid-Cap Edition of The Value Line Investment Survey which consists of stocks with mostly smaller market capitalizations (under $1 billion), mid-cap stocks (between $1 billion and $5 billion in market capitalization) and only a few stocks of foreign issuers. This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranks use a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each stock during the coming six to twelve months relative to all 1,800 stocks under review.

                  The rank for the common stock is then combined with the Adviser's evaluation of the convertible security. Using a statistical evaluation model, a rank is assigned to the approximately 492 convertibles and more than 18 warrants in The Value Line Convertibles Survey issued by companies that are ranked in The Value Line Investment Survey. An additional 135 convertibles and 73 warrants are evaluated but not ranked because the underlying stocks are not ranked by The Value Line Investment Survey. The Value Line Convertible Ranking System, which has been published in essentially its present form since 1973, makes a comparison of the historic price relationship of the convertible to its underlying stock (or to other issues of a similar nature) making adjustments for any changes in conditions that have occurred, to estimate the degree to which the convertible may be underpriced or overpriced. Convertibles issued by companies that are ranked by The Value Line Investment Survey are then ranked on a scale of 1 (highest) to 5 (lowest) based on the total return (from income or dividends plus appreciation) the Adviser estimates it will provide relative to its risk during the coming year. The Value Line Convertible Rankings are published four times a month in The Value Line Convertibles Survey.


                  The Value Line Rankings do not eliminate market risk, but the Adviser believes that they provide objective standards for determining expected relative performance over the next six to twelve months. Under normal conditions, the Fund will purchase convertible securities ranked 1 or 2 although it may also purchase securities ranked 3; those convertible securities that fall in rank below 3 will be sold as soon as practical, although those ranked 1, 2 or 3 may also be sold if the Adviser deems a sale advisable. The number of convertible securities ranked 1 and 2 will change from week to week. As of July 15, 2002, there were 107 convertible securities ranked 1 and 111 ranked 2, not all of which will be purchased by the Fund. The utilization of these Rankings is no assurance that the Fund will perform more favorably than the market in general over any particular period.


                  The Fund may purchase certain securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.



                  TEMPORARY DEFENSIVE POSITION
                  From time to time in response to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position and invest a portion of its assets in cash, cash equivalents or U.S. Government securities. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income, or both. If this becomes necessary, the Fund may not achieve its investment objective.

                  PORTFOLIO TURNOVER
                  The Fund engages in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective. This strategy results in higher brokerage commissions and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND


                 o Because the Fund may invest a substantial portion of its assets in convertible securities, the value of the securities in its portfolio and the Fund's share price might decrease in response to the activities of an individual company or in response to general market or economic conditions.


                 o Debt securities represent the contractual obligation of an issuer to pay interest and to repay the principal upon maturity and are subject to interest rate and credit risks. Interest rate risk is the decline in the market price of debt securities that usually accompanies a rise in interest rates. Credit risk refers to the possibility that a debt security could have its credit downgraded or that the issuer will fail to pay the principal or interest when due.


                 o High yielding, lower rated securities (junk bonds) have certain speculative characteristics, are subject to greater market fluctuations and involve greater investment risk, including the possibility of default or bankruptcy, and risk of loss of income and principal, than is the case with lower yielding, higher-rated securities.


                 o Issuers of lower-rated securities are more likely to experience financial stress in periods of economic downturn or rising interest rates. In addition, the issuer's ability to service its debt may be adversely affected by poor management, inability to meet business forecasts or unavailability of additional financing.


                 o The Fund's use of the Value Line Ranking Systems involves the risk that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.


                 o Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. This could have a negative effect on the Fund's performance.


                 o Please see the Statement of Additional Information for a further discussion of risks. Information on the Fund's recent holdings can be found in the Fund's current annual or semi-annual report.

  WHO MANAGES THE FUND

                  The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.


INVESTMENT ADVISER


                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of over $3 billion.


                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey, The Value Line Convertibles Survey and other publications.


MANAGEMENT FEES

                  For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.75% of the Fund's average daily net assets.


PORTFOLIO MANAGEMENT

                  A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

  ABOUT YOUR ACCOUNT


HOW TO BUY SHARES


                 o  BY TELEPHONE
                    Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.


                 o  BY WIRE
                    If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.


                 o  THROUGH A BROKER-DEALER
                    You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.


                 o  BY MAIL
                    Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed Account Application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


                 o  MINIMUM/ADDITIONAL INVESTMENTS
                    Once you have completed an Account Application, you can open an account with an initial investment of $1,000, and make additional investments at any time for $250. The price you pay for shares will depend on when we receive your purchase order.


                 o  TIME OF PURCHASE
                    Your price for Fund shares is the Fund's net asset value per share (NAV), which is generally calculated as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

                  Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is received by the Fund. We reserve the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                  Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.


                 o  DISTRIBUTION PLAN
                    The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.


                 o  NET ASSET VALUE
                    We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. The Fund's convertible securities are valued on the basis of prices provided by an independent pricing service. Securities for which quotations are not readily available from the pricing service, and all other assets of the Fund, are valued at their fair value as determined under the direction of the Board of Directors. We price investments which have a maturity of less than 60 days at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

  HOW TO SELL SHARES


                 o  BY MAIL
                    You can redeem your shares (sell them back to the Fund at net asset value) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.

                    We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the date of purchase, before we send the proceeds to you.


                    If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.


                 o  BY TELEPHONE OR WIRE
                    You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.


                 o  BY CHECK
                    You can sell $500 or more of your shares by writing a check payable to the order of any person.


                 o  THROUGH A BROKER-DEALER
                    You may sell your shares through a broker-dealer, who may charge a fee for this service.

                    The Fund has authorized certain brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund.

                    We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they receive your order.

                    Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.


                 o  BY EXCHANGE
                    You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. We reserve the right to reject any exchange order.

                    When you send us a request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved you should provide the account name, number, name of fund and exchange or redemption amount. Call 1-800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale of shares.



                    Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund during a calendar year.

                    ACCOUNT MINIMUM
                    If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.


                    REDEMPTION IN KIND

                    The Fund reserves the right to make a redemption in kind--payment in portfolio securities, wholly or in part, rather than cash--if the amount being redeemed is large enough to affect Fund operations. The redeeming shareholder will pay transaction costs to sell these securities.



  SPECIAL SERVICES


                    To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.


                 o Valu-Matic (Registered Trademark) allows you to make regular monthly investments of $25 or more automatically from your checking account.

                 o Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more.

                 o You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.


  DIVIDENDS, DISTRIBUTIONS AND TAXES

                    The Fund intends to pay dividends from its net investment income quarterly and to distribute any capital gains that it has realized annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.

                    You will generally be taxed on distributions you receive, regardless of whether you reinvest them or receive them in cash. Dividends from short-term capital gains and net investment income will be taxable as ordinary income. Dividends designated by the Fund as long-term capital gains distributions will be taxable at your long-term capital-gains tax rate, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on distributions. Investors should consider the tax consequences of buying shares of the Fund prior to the record date of a distribution because such distribution will generally be taxable even though the net asset value of shares of the Fund is reduced by the distribution.


                  We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

                  If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.


                  You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. Your gain or loss will be long-term or short-term, generally depending upon how long you owned your shares. Certain limitations may apply to the ability to currently deduct any capital losses.


                  As with all mutual funds, the Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


                  The above discussion is meant only as a summary; more information is available in the Statement of Additional Information, and we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

  FINANCIAL HIGHLIGHTS


                  The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.


FINANCIAL HIGHLIGHTS


----------------------------------------------------------------------------------------------------------------------
                                                                    YEARS ENDED APRIL 30,
----------------------------------------------------------------------------------------------------------------------
                                              2002(3)          2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, BEGINNING OF YEAR        $12.27           $16.55           $12.77           $14.80           $13.07
----------------------------------------------------------------------------------------------------------------------
  INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income                        .33              .51              .43              .57              .65
  Net gains or losses on
  securities (both realized and
  unrealized)                                 (.97)           (2.44)            3.75            (1.33)            2.50
----------------------------------------------------------------------------------------------------------------------
  Total from investment
  operations                                  (.64)           (1.93)            4.18             (.76)            3.15
----------------------------------------------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net
  investment income                           (.41)            (.51)            (.40)            (.60)            (.67)
  Distributions from
  net realized gains                          (.25)           (1.84)                             (.67)            (.75)
----------------------------------------------------------------------------------------------------------------------
  Total distributions                         (.66)           (2.35)            (.40)           (1.27)           (1.42)
----------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF YEAR              $10.97           $12.27           $16.55           $12.77           $14.80
----------------------------------------------------------------------------------------------------------------------
  TOTAL RETURN                              --5.24%          -11.38%           33.21%           -4.64%           25.04%
----------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
  (in thousands)                            58,464          $67,240         $103,759          $69,277          $97,679
  Ratio of expenses to average net
  assets                                      1.31%(2)         1.22%(2)         1.00%(2)         1.00%(1)          .98%(1)
  Ratio of net investment income to
  average net assets                          3.04%            3.37%            3.03%            3.98%            4.63%
  Portfolio turnover rate                       67%              50%             127%             123%             111
----------------------------------------------------------------------------------------------------------------------


                  (1)   Before offset of custody credits.

                  (2) Ratio reflects expenses grossed up for custody credit arrangements. The ratio of expenses to average net assets net of custody credits would have been unchanged for the year ended April 30, 2002, 1.21% for the year ended April 30, 2001 and 0.99% for the year ended April 30, 2000.
                  (3) As required effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30, 2002 on net investment income and net realized and unrealized gains and losses was ($.04) per share. The effect of this change was to decrease the ratio of net investment income to average net assets from 3.41% to 3.04%. Per share data and ratios for periods prior to May 1, 2001 have not been restated to reflect this change in accounting policy.

  FOR MORE INFORMATION


                  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated September 3, 2002, which we have filed electronically with the Securities and Exchange Commission
                  (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus from our Internet site at http://www.valueline.com.


                  Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.

  INVESTMENT ADVISER                      SERVICE AGENT
  Value Line, Inc.                        State Street Bank and Trust Company
  220 East 42nd Street                    c/o NFDS
  New York, NY 10017-5891                 P.O. Box 219729
                                          Kansas City, MO 64121-9729
  CUSTODIAN                               DISTRIBUTOR
  State Street Bank and Trust Company     Value Line Securities, Inc.
  225 Franklin Street                     220 East 42nd Street
  Boston, MA 02110                        New York, NY 10017-5891

                  Value Line Securities, Inc.
                  220 East 42nd Street, New York, NY 10017-5891         File no.
                                                                        811-4258

                        VALUE LINE CONVERTIBLE FUND, INC.
               220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                                www.valueline.com
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                SEPTEMBER 3, 2002

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Convertible Fund, Inc. (the "Fund") dated September 3, 2002, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent accountants appearing in the Fund's 2002 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 1-800-243-2729.

                                   ----------

                                TABLE OF CONTENTS




                                                                           PAGE
                                                                          -----
       Description of the Fund and Its Investments and Risks ..........   B-2
       Management of the Fund .........................................   B-6
       Investment Advisory and Other Services .........................   B-9
       Service and Distribution Plan ..................................   B-10
       Brokerage Allocation and Other Practices .......................   B-11
       Capital Stock ..................................................   B-12
       Purchase, Redemption and Pricing of Shares .....................   B-12
       Taxes ..........................................................   B-13
       Performance Data ...............................................   B-14
       Financial Statements ...........................................   B-16

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified. management investment company incorporated in Maryland in 1985. The Fund's investment adviser is Value Line, Inc. (the "Adviser").


     PRINCIPAL INVESTMENT STRATEGIES.

     o RULE 144A SECURITIES. The Fund may purchase certain securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Fund's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it. To the extent that the liquid Rule 144A securities that the Fund holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.


     NON-PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.

     o RESTRICTED OR ILLIQUID SECURITIES. On occasion, the Fund may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its total assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term, non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Fund. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Fund's investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale. The Fund will not invest more than 10% of its assets in illiquid securities. If more than 10% of the Fund's assets are determined to be in illiquid securities, the Fund will take appropriate steps to protect liquidity.

     o COVERED CALL OPTIONS. The Fund may write covered call options on securities held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying common stock at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund will not write call options in an aggregate amount greater than 25% of its net assets and will only write call options which are traded on a national securities exchange.

     The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

     o LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers or institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Fund (including the loan collateral). The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, or liquid securities on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Fund retains the right to call the loaned securities upon notice and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by stockholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk. The Fund may pay reasonable custodian and administrative fees in connection with the loans.

     o SHORT SALES. The Fund may from time to time make short sales of securities in order to protect a profit or attempt to minimize a loss with respect to convertible securities. The Fund will only make a short sale of a security if it owns other securities convertible into an equivalent amount of such securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

     o REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     o FOREIGN SECURITIES. The Fund may purchase U.S. dollar denominated securities of foreign issuers which are publicly traded in the United States. Foreign securities involve additional risks and may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there may be less public information about their operations. These risks are typically greater for investments in less-developed countries whose governments and financial markets may be more susceptible to adverse political and economic developments. The Adviser considers these factors in making investments for the Fund. There is no limitation on the amount of the Fund's assets that may be invested in these types of foreign securities.


     FUND POLICIES.

         (i) The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

         (ii) The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Fund may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt.

         (iii) The Fund may not engage in the underwriting of securities except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

         (iv) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

         (v) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

         (vi) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's net assets. The Fund may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 331/3% of the total assets of the Fund.

         (vii) The Fund may not engage in short sales, except to the extent that it owns other securities convertible into an equivalent amount of such securities. Such transactions may only occur for the purpose of protecting a profit or in attempting to minimize a loss with respect to convertible securities. No more than 10% of the value of the Fund's net assets taken at market may at any one time be held as collateral for such sales.

         (viii) The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the

     Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions").

         (ix) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (x) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (xi) The Fund may not purchase securities for the purpose of exercising control over another company.

         (xii) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

         (xiii) The Fund may not invest in commodities or commodity contracts.

         (xiv) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

         (xv) The Fund may not purchase securities on margin or participate on a joint or a joint and several basis in any trading account in securities.

         (xvi) The Fund may not purchase oil, gas or other mineral type development programs or leases, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

         (xvii) The investment objective of the Fund is to seek high current income together with capital appreciation.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction except for restriction (ii). For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND


     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.




                                                                                                                    OTHER
                                                    LENGTH OF                                                   DIRECTORSHIPS
NAME, ADDRESS AND AGE              POSITION        TIME SERVED    PRINCIPAL OCCUPATION DURING PAST 5 YEARS     HELD BY DIRECTOR
---------------------------- -------------------- ------------- -------------------------------------------- -------------------
INTERESTED DIRECTORS*
Jean Bernhard Buttner        Chairman of the      Since 1985    Chairman, President and Chief Execu-         Value Line, Inc.
Age 67                       Board of Directors                 tive Officer of Value Line, Inc. (the
                             and President                      "Adviser") and Value Line Publishing,
                                                                Inc. Chairman and President of each of
                                                                the 15 Value Line Funds and Value Line
                                                                Securities, Inc. (the "Distributor").
Marion N. Ruth               Director             Since 2000    Real Estate Executive: President, Ruth       Value Line, Inc.
5 Outrider Road                                                 Realty (real estate broker); Director of
Rolling Hills, CA 90274                                         the Adviser since 2000.
Age 67
NON-INTERESTED DIRECTORS
John W. Chandler             Director             Since 1991    Consultant, Academic Search Consulta-        None
1611 Cold Spring Rd.                                            tion Service, Inc. Trustee Emeritus and
Williamstown, MA 01267                                          Chairman (1993-1994) of the Board of
Age 78                                                          Trustees of Duke University; President
                                                                Emeritus, Williams College.
Frances T. Newton            Director             Since 2000    Customer Support Analyst, Duke Power         None
4921 Buckingham Drive                                           Company.
Charlotte, NC 28209
Age 61
Francis Oakley               Director             Since 2000    Professor of History, Williams College,      Berkshire Life
54 Scott Hill Road                                              1961 to 2002, President Emeritus since       Insurance
Williamstown, MA 01267                                          1994 and President, 1985-1994; Chair-        Company.
Age 70                                                          man (1993-1997) and Interim President
                                                                (2002) of the America Council of Learned
                                                                Societies.
David H. Porter              Director             Since 1997    Visiting Professor of Classics, Williams     None
5 Birch Run Drive                                               College, since 1999; President Emeritus,
Saratoga Springs, NY 12866                                      Skidmore College since 1999 and
Age 66                                                          President, 1987-1998.
Paul Craig Roberts           Director             Since 1985    Chairman, Institute for Political Economy.   A. Schulman Inc.
169 Pompano St.                                                                                              (plastics)
Panama City Beach, FL 32413
Age 63

                                                                                                          OTHER
                                            LENGTH OF                                                 DIRECTORSHIPS
NAME, ADDRESS AND AGE        POSITION      TIME SERVED  PRINCIPAL OCCUPATION DURING PAST 5 YEARS     HELD BY DIRECTOR
----------------------- ----------------- ------------- ------------------------------------------- -----------------
Nancy-Beth Sheerr       Director          Since 1996    Senior Financial Advisor, Hawthorne,        None
1409 Beaumont Drive                                     since 2001; Chairman, Radcliffe College
Gladwyne, PA 19035                                      Board of Trustees. 1990-1999.
Age 53
OFFICERS
Jeffrey Geffen          Vice President    Since 2001    Portfolio Manager with the Adviser since    --
Age 53                                                  2001; Vice President Investments, Mor-
                                                        gan Stanley Dean Witter Advisors, 1989-
                                                             2001.
George Graham           Vice President    Since 2001    Editor, Value Line Convertibles Survey      --
Age 49                                                  since 1998; Senior Convertibles Analyst
                                                        with the Adviser.
Bradley Brooks          Vice President    Since 2001    Portfolio Manager with the Adviser since    --
Age 39                                                  1999; Securities Analyst with the Adviser,
                                                         1997-1999.
David T. Henigson       Vice President,   Since 1994    Director, Vice President and Compliance     --
Age 44                  Secretary and                   Officer of the Adviser. Director and Vice
                        Treasurer                       President of the Distributor. Vice Presi-
                                                        dent, Secretary and Treasurer of each of
                                                        the 15 Value Line Funds.



----------------
* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.

     All of the Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent auditors to review the range of their activities and to discuss the Fund's system of internal accounting controls. The non-interested Directors of the Fund also meet with the independent auditors in executive session at each meeting of the Audit Committee. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). The Valuation Committee held one telephonic meeting during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

     The following table sets forth information regarding compensation of Directors by the Fund and the fourteen other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended April 30, 2002. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.




                                              TOTAL
                                           COMPENSATION
                                            FROM FUND
                            AGGREGATE        AND FUND
                          COMPENSATION       COMPLEX
    NAME OF PERSON          FROM FUND       (15 FUNDS)
----------------------   --------------   -------------
  Jean B. Buttner            $  -0-          $   -0-
  John W. Chandler            3,000           45,000
  Frances T. Newton           3,000           45,000
  Francis C. Oakley           3,000           45,000
  David H. Porter             3,000           45,000
  Paul Craig Roberts          3,000           45,000
  Marion N. Ruth              3,000           45,000
  Nancy-Beth Sheerr           3,000           45,000




     The following table illustrates the dollar range of any equity securities beneficially owned by each Director in the Fund in all of the Value Line Funds as of December 31, 2001:




                                                    AGGREGATE DOLLAR
                           DOLLAR RANGE OF          RANGE OF EQUITY
                          EQUITY SECURITIES     SECURITIES IN ALL OF THE
   NAME OF DIRECTOR          IN THE FUND            VALUE LINE FUNDS
----------------------   -------------------   -------------------------
  Jean B. Buttner           $1 - $10,000       Over $100,000
  John W. Chandler          $1 - $10,000       $10,001 - $50,000
  Frances T. Newton         $1 - $10,000       $10,001 - $50,000
  Francis C. Oakley         $1 - $10,000       $10,001 - $50,000
  David H. Porter           $1 - $10,000       $10,001 - $50,000
  Paul Craig Roberts        $1 - $10,000       Over $100,000
  Marion N. Ruth            $1 - $10,000       Over $100,000
  Nancy-Beth Sheerr         $1 - $10,000       $10,001 - $50,000




     As of June 30, 2002, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding shares of the Fund other than Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 which owned 1,118,096 shares or approximately 21.8% of the shares outstanding. The Adviser and its affiliates owned 47,381 shares of record or approximately 0.9% of the outstanding shares. Officers and directors of the Fund as a group owned less than 1% of the outstanding shares.

     None of the non-interested Directors, and his or her immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's investment adviser is Value Line, Inc. (the "Adviser"). Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.


     The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for a monthly advisory fee at an annual rate of 3/4 of 1% of the Fund's average daily net assets during the year. During the fiscal years ended April 30, 2000, 2001 and 2002, the Fund paid or accrued to the Adviser advisory fees of $599,379, $628,760 and $447,262, respectively.


     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.


     In approving the investment advisory agreement, the Board of Directors, including the non-interested Directors, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar funds, the Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Directors considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Directors, including all of the non-interested Directors, voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. In making such determination, the Board of Directors relied upon assistance of their legal counsel.

     The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $3 billion.


     Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors, and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various situations in order to avoid possible conflicts of interest.


     The Fund has a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.


     The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also performs certain tax preparation services.


                          SERVICE AND DISTRIBUTION PLAN


     The Service and Distribution Plan (12b-1 Plan), is designed to finance the activities of Value Line Securities, Inc. (the "Distributor") in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the year ended April 30, 2002, the Fund paid fees of $149,087 to the Distributor under the Plan. The Distributor paid $54,484 to other broker-dealers and incurred $151,842 in advertising and other marketing expenses. The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.

     The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to Value Line Securities or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports quarterly to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. The Board of Directors reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by the affiliates in connection therewith. During the fiscal years ended April 30, 2000, 2001 and 2002, the Fund paid brokerage commissions of $12,907, $4,600 and $22,165, respectively. During the fiscal year ended April 30, 2002, $16,555 (75%) of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions; the balance, or $5,610 (25%), went to brokers or dealers who provided information or sevices to the Adviser and, therefore, indirectly to the Fund and the other entities that it advises. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.

     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate has exceeded 100% in three of the last five years. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. Portfolio turnover may also result in capital gain distributions that could increase a shareholder's income tax liability. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.


                                  CAPITAL STOCK

     Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $250 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.


RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.


REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.

     It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively.


                                      TAXES

     The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).


     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

     Certain realized capital losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year. In the year ended April 30, 2002, the Fund elected to defer $1,701,121 of such losses to the next taxable year.

     Distributions of net investment income and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (net capital gains) are taxable to the shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Such distributions are taxable regardless of whether the distribution is received in cash or in additional shares of the Fund. Because a portion of the Fund's income will consist of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund will be eligible for the corporate dividends-received deduction. The Fund will inform shareholders of the amounts of qualifying dividends.



     For Federal income tax purposes, the Fund had a capital loss carryover at April 30, 2002, of $205,636 which will expire in 2009. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing any such gains to the shareholders.


     A distribution by the Fund will reduce the Fund's net asset value per share. Such a distribution is taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which will nevertheless be taxable to them. All distributions, whether received in shares or cash, must be reported by each shareholder on his Federal income tax return. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.


     If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

     The Fund may invest to a limited extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its tax treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

     A shareholder may realize a capital gain or capital loss on the sale, exchange, or redemption of shares of the Fund. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carrybacks or carryovers of excess losses.

     For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a Federal income tax withholding requirement. In addition, the Fund may be required to backup withhold if it received notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption or exchange proceeds will be reduced by the amounts required to be withheld.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. This discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Fund.


                                PERFORMANCE DATA

     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                 P(1+T)n = ERV

Where: P     = a hypothetical initial purchase order of $1,000

       T     = average annual total return

       n     = number of years

       ERV   = ending redeemable value of the hypothetical $1,000 purchase at the end of the period.


     The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gains distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

     Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

     Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                                P(1+T)n = ATVD

Where: P     = a hypothetical initial investment of $1,000

       T     = average annual total return (after taxes on distributions)

       n     = number of years

       ATVD = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

     Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                                P(1+T)n = ATVDR

Where: P     = a hypothetical initial investment of $1,000

       T     = average annual total return (after taxes on distributions and redemption)

       n     = number of years

       ATVDR = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

     For the one, five and ten year periods ending April 30, 2002, the Fund's average annual total returns were -5.24%, 5.93% and 9.28%, respectively; the Fund's average annual total returns (after taxes on distributions) were -6.96%, 2.47% and 5.55%, respectively; the Fund's average annual total returns (after taxes on distributions and sale of Fund shares) were -2.85%, 3.20% and 5.82%, respectively.


     The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.


                              FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended April 30, 2002, including the financial highlights for each of the five fiscal years in the period ended April 30, 2002, appearing in the 2002 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                            PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

     (a)        Articles of Incorporation.*

     (b)        By-laws.*

     (c) Instruments Defining Rights of Security Holders. Reference is made to Article Sixth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 16 filed June 30, 1999, and incorporated herein by reference.

     (d)        Investment Advisory Agreement.*

     (e)        Distribution Agreement.*

     (f)        Not applicable.

     (g)        Custodian Agreement and Amendment thereto.*

     (h)        Not applicable.

     (i)        Legal Opinion.*

     (j)        Not applicable.

     (k)        Not applicable.

     (l)        Not applicable.

     (m)        Service and Distribution Plan.**

     (p)        Code of Ethics.**

 ------------

* Filed as an exhibit to Post-Effective Amendment No. 16 filed June 30, 1999, and incorporated herein by reference.

** Filed as an exhibit to Post-Effective Amendment No. 17, filed June 29, 2000, and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None.


ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Article XII of the By-laws filed as Exhibit
(b) to Post-Effective Amendment No. 16, filed June 30, 1999.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                  POSITION WITH
          NAME                     THE ADVISER                         OTHER EMPLOYMENT
-----------------------   ----------------------------   --------------------------------------------
Jean Bernhard Buttner     Chairman of the Board,         Chairman of the Board and Chief Execu-
                          President and Chief Execu-     tive Officer of Arnold Bernhard & Co., Inc.
                          tive Officer                   and Chairman of the Value Line Funds
                                                         and the Distributor
                                                         -------------------------------
Samuel Eisenstadt         Senior Vice President and
                          Director

David T. Henigson         Vice President, Treasurer      Vice President and a Director of Arnold
                          and Director                   Bernhard & Co., Inc. and the Distributor

Howard A. Brecher         Vice President, Secretary      Vice President, Secretary, Treasurer and
                          and Director                   a Director of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.       Director                       Attorney-at-law; Retired Administrative
                                                         Law Judge

Herbert Pardes, MD        Director                       President and CEO of New York-
                                                         Presbyterian Hospital

Marion N. Ruth            Director                       Real Estate Executive. President, Ruth
                                                         Realty (real estate broker). Director or
                                                         Trustee of each of the Value Line Funds


ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.

     (b)


                                           (2)
                                      POSITION AND                            (3)
             (1)                         OFFICES                         POSITION AND
      NAME AND PRINCIPAL             WITH VALUE LINE                     OFFICES WITH
       BUSINESS ADDRESS             SECURITIES, INC.                      REGISTRANT
----------------------------- ----------------------------   ------------------------------------
      Jean Bernhard Buttner   Chairman of the Board          Chairman of the Board and President
      David T. Henigson       Vice President, Secretary,     Vice President, Secretary and
                              Treasurer and Director         Treasurer
      Stephen LaRosa          Asst. Vice President           Asst. Treasurer

               The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

     (c)       Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         Value Line, Inc.
         220 East 42nd Street
         New York, NY 10017
         For records pursuant to:
         Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
         Rule 31a-1(f)

         State Street Bank and Trust Company
         c/o NFDS
         P.O. Box 219729
         Kansas City, MO 64121-9729
         For records pursuant to Rule 31a-1(b)(2)(iv)

         State Street Bank and Trust Company
         225 Franklin Street
         Boston, MA 02110
         For all other records


ITEM 29. MANAGEMENT SERVICES.

     None.


ITEM 30. UNDERTAKINGS.

     None.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 19 to the registration statement on Form N-1A (the "Registration Statement") of our report dated June 6, 2002 relating to the financial statements and financial highlights which appear in the April 30, 2002 Annual Report to Shareholders of Value Line Convertible Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 22, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 22nd day of August, 2002.



                                    VALUE LINE CONVERTIBLE FUND

                                    By: /s/ DAVID T. HENIGSON
                                        ----------------------------------
                                        DAVID T. HENIGSON, VICE PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.



         SIGNATURES                        TITLE                    DATE
---------------------------- -------------------------------- ----------------
        *JEAN B. BUTTNER     Chairman and Director;           August 22, 2002
       (JEAN B. BUTTNER)     President; Principal
                             Executive Officer

        *JOHN W. CHANDLER    Director                         August 22, 2002
       (JOHN W. CHANDLER)

       *FRANCES T. NEWTON    Director                         August 22, 2002
       (FRANCES T. NEWTON)

       *FRANCIS C. OAKLEY    Director                         August 22, 2002
       (FRANCIS C. OAKLEY)

        *DAVID H. PORTER     Director                         August 22, 2002
       (DAVID H. PORTER)

      *PAUL CRAIG ROBERTS    Director                         August 22, 2002
      (PAUL CRAIG ROBERTS)

       *MARION N. RUTH       Director                         August 22, 2002
      (MARION N. RUTH)

       *NANCY-BETH SHEERR    Director                         August 22, 2002
      (NANCY-BETH SHEERR)

     /S/ DAVID T. HENIGSON   Treasurer; Principal Financial   August 22, 2002
     ---------------------     and Accounting Officer
       (DAVID T. HENIGSON)



*By /S/ DAVID T. HENIGSON
    ------------------------------------
   (DAVID T. HENIGSON, ATTORNEY-IN-FACT)